              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to incorporation of our report, dated June 2, 1998, included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-13581, 333-29499, 333-43853, 333-51365, 333-61861, 333-62995 and 333-69499.






                                          /s/ Arthur Andersen LLP



March 30, 1999,
  Orlando, Florida